UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2016

RESPIRERX PHARMACEUTICALS INC.

(Exact name of registrant as specified in its charter)

Delaware	1-16467	33-0303583
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

126 Valley Road, Suite C Glen Rock, New Jersey	07452
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 444-4947

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On January 19, 2016, the Company announced that that it has reached an agreement with the Medications Development Program of the National Institute of Drug Abuse (“NIDA”) to conduct research on RespireRx ampakines CX717 and CX1739. The Agreement was entered into as of October 19, 2015, and on January 14, 2016, the Company and NIDA approved the proposed protocols, allowing research activities to commence. NIDA will evaluate the compounds using pharmacologic, pharmacokinetic and toxicologic protocols to determine the potential effectiveness of the ampakines for the treatment of drug abuse and addiction. Initial studies will focus on cocaine and methamphetamine addiction and abuse, and will be contracted to outside testing facilities and/or government laboratories, with all costs to be paid by NIDA. RespireRx will provide NIDA with supplies of CX717 and CX1739 and will work with the NIDA staff to refine the protocols and dosing parameters. RespireRx will retain all intellectual property, proprietary and commercialization rights to these compounds.

The above description of the agreement with the NIDA does not purport be complete and is qualified by reference to the agreement itself which appears as Exhibit 99.1 to this Current Report on Form 8-K. The press release announcing the Company’s participation in the conference is attached as Exhibit 99.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

A list of exhibits that are furnished and filed as part of this report is set forth in the Exhibit Index, which is presented elsewhere in this document, and is incorporated herein by reference.

Cautionary Statement

Statements in this report that are “forward-looking statements” within the meaning of the federal securities laws, including the Company’s expectations and beliefs about its recording of revenue and the effects of any misreporting on its financial statements, are based on currently available information. Terminology such as “believe,” “expect,” “intend,” “estimate,” “project,” “anticipate,” “will” or similar statements or variations of such terms are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. These forward-looking are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities in 2015 and beyond to differ materially from those expressed in, or implied by, these forward-looking statements. These risks include the risks referenced in the Company’s most recently filed Annual Report on Form 10-K or as may be described from time to time in the Company’s subsequent filings with the Securities and Exchange Commission; and such factors are incorporated by reference herein.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPIRERX PHARMACEUTICALS INC.
Date: January 19, 2016

	By:	/s/ James S. J. Manuso
James S. J. Manuso President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Agreement between the Company and the Medications Development Program of the National Institute of Drug Abuse

99.2	Press Release dated January 19, 2016*

* Furnished herewith.